SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15 (d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 1999

                          DREW INDUSTRIES INCORPORATED

--------------------------------------------------------------------------------

Delaware                            0-13646                           13-3250533
--------------------------------------------------------------------------------
(State or other                 (Commission File                (I.R.S. Employer
jurisdiction of                      Number)                      Identification
incorporation)                                                              No.)

200 Mamaroneck Avenue, White Plains, New York                              10601
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:               (914) 428-9098
--------------------------------------------------------------------------------

                                 - - - - - - - -

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      a) Reference is made to the press release issued to the public by the Registrant on October 21, 1999, the text of which is attached hereto as Exhibit 99, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits

      c)    Exhibits

            99    Press Release dated October 21, 1999

      Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    DREW INDUSTRIES INCORPORATED

                                          (Registrant)


                                    By: /s/ Leigh J. Abrams
                                        -----------------------------------
                                        Leigh J. Abrams
                                        President and Chief Executive Officer

Dated: November 17, 1999


                                        2